UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2010

FULLCIRCLE REGISTRY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-51918	87-0653761
(State of or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

161 Alpine Drive, Shelbyville, Kentucky	40065
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 410-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 11, 2010, Norman L. Frohreich, President and CEO of FullCircle Registry, Inc. (the “Company”), issued a letter to the shareholders and press release announcing the postponement of the scheduled November 22, 2010 shareholder meeting.

Mr. Frohreich also announced that the company had entered into a non-binding letter of intent to acquire a movie theatre complex located near Indianapolis, Indiana from CIA Theatres, LLC in Brandenburg, Kentucky.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1

President’s letter to the shareholders, dated November 11, 2010

99.2

Press Release, dated November 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FULLCIRCLE REGISTRY, INC.

Dated: November 11, 2010	By	/s/ Norman L. Frohreich
Norman L. Frohreich
Its: President and CEO

Exhibit Index

Exhibit No.	Description
99.1	President’s letter to the shareholders, dated November 11, 2010
99.2	Press Release, dated November 11, 2010

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